SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
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IOWA PUBLIC AGENCY INVESTMENT TRUST
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IOWA PUBLIC AGENCY INVESTMENT TRUST

SPECIAL MEETING OF PARTICIPANTS

TO BE HELD

August 26, 2009

8:30AM

Glen Oaks Country Club

1401 Glen Oaks Dr

West Des Moines, IA 50266

Dear Participant:

A Special Meeting of Participants was called for August 26, 2009 at 8:30AM at the Glen Oaks Country Club, 1401 Glen Oaks Dr, West Des Moines, Iowa 50266 to consider the election of Trustees, approval of the auditors and make changes to investment policy to clarify and permit the use of the CDARS Program in purchasing certificates of deposit for the Diversified and DGO Portfolios and to clarify the use of repurchase agreements by the Diversified and DGO Portfolios that are structured as tri-party agreements with a qualified custodian to hold the collateral.

In consideration of these matters and on behalf of our Board of Trustees, I ask that you vote at the Meeting of Participants of IPAIT to be held at the Glen Oaks Country Club, 1401 Glen Oaks Dr, West Des Moines, Iowa 50266 , August 26, 2009, at 8:30 am local time. A Notice of the Meeting and a Proxy Statement, which describes the proposals, information about the Trustees, and how to vote, is enclosed.

YOUR VOTE IS IMPORTANT. WHILE YOU MAY ATTEND THE MEETING IN PERSON AND VOTE, YOU MAY VOTE BY PROXY AS DESCRIBED IN THE PROXY STATEMENT. IF YOU CHOOSE TO VOTE BY PROXY, an authorized official of each Participant is asked to sign, date and return the accompanying proxy card in the enclosed return envelope. You may also fax it to us toll-free at 866-260-0246. Faxing or returning your proxy card to us will not prevent you from otherwise voting in person, but will assure that your vote will be counted if you are not in attendance and will ensure that a quorum will be present at the meeting which will avoid the additional expense of further proxy solicitation if a quorum is not present.

IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We need to receive your card or fax no later than August 25, 2009.

THE IPAIT BOARD OF TRUSTEES RECOMMENDS THAT THE PARTICIPANTS APPROVE BOTH OF

THE PROPOSALS.

Sincerely,

Dated: July 27, 2009	/s/ Tom Hanafan
Chairman of the Board of Trustees

NOTICE OF SPECIAL MEETING OF PARTICIPANTS

TO BE HELD

August 26, 2009

NOTICE IS HEREBY GIVEN that a Meeting of Participants (the "Meeting") of

Iowa Public Agency Investment Trust, an Iowa common law trust organized under

Chapter 28E of the Iowa Code ("IPAIT") will be held on August 26, 2009 at 8:30 am local time at the Glen Oaks Country Club, 1401 Glen Oaks Dr, West Des Moines, Iowa 50266 for the following purposes:

1. To ratify and approve the election of three members of the Board of Trustees.

2. To ratify the selection of KPMG LLP as IPAIT's auditors.

3.  To amend the investment policy of the Diversified and DGO Portfolios to allow for investment in certificates of deposit through CDARS.

4. To amend the investment policy of the Diversified and DGO Portfolios to allow for repurchase agreements structured as tri-party agreements with qualified custodians.

      The Board of Trustees of IPAIT fixed the close of business on July 27, 2009 as the record date (the "Record Date") for determining the Participants who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each Participant as of the Record Date which has a positive account in either the Diversified or Direct Government Obligation Portfolios (the "Portfolios") are entitled to cast one vote per Unit for each matter to be voted on. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposals.

YOUR VOTE IS IMPORTANT. THE AUTHORIZED OFFICIAL OF EACH PARTICIPANT MAY EXECUTE THE PROXY. Please sign, date and return the accompanying proxy card in the enclosed return envelope, or you may fax the signed proxy card to us toll-free at 866-260-0246. Faxing or returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present. IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We must receive your vote by no later than August 25, 2009. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF IPAIT. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE

PROPOSED ITEMS.

By Order of the Board of Trustees

/s/ Robert Haug
SECRETARY

Des Moines, Iowa
July 27, 2009

IOWA PUBLIC AGENCY INVESTMENT TRUST

C/O WB Capital Management

1415 28TH STREET SUITE 200

WEST DES MOINES, IOWA 50266-1461

(515) 244-5426 or 800-872-4024

PROXY STATEMENT
SPECIAL MEETING OF PARTICIPANTS

_____________

GENERAL INFORMATION

            We are providing you with this Proxy Statement in connection with the solicitation of proxies by and on behalf of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), for use at the Meeting of Participants to be held at the Glen Oaks Country Club, 1401 Glen Oaks Dr, West Des Moines, IA 50266 on August 26, 2009, at 8:30 am local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy, and the Notice of Special Meeting will be first mailed or given to Participants on or about July 28, 2009.

            Because many of the authorized representatives of IPAIT's Participants may be unable to attend the Meeting in person, the Board of Trustees is soliciting proxies to give each Participant an opportunity to vote on all matters presented at the Meeting. Authorized representatives of the Participants are urged to:

(1) read this Proxy Statement carefully;

(2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy,

(3) sign, date and return the Proxy by mail in the return envelope provided, or

(4) fax the Proxy toll-free to fax number 866-260-0246.

         If the accompanying proxy is executed properly by an authorized official of a Participant and returned, the Participants so voting will be deemed to have voted their Units at the Meeting in accordance with the instructions given. The Board of Trustees of IPAIT recommends a vote FOR all proposals. If no instructions are given, the Participant's Units will be voted FOR the approval of all proposals and any other business as may properly come before the Meeting.

IPAIT'S ANNUAL AND SEMI-ANNUAL REPORTS HAVE PREVIOUSLY BEEN DELIVERED TO PARTICIPANTS OF IPAIT. SUCH REPORTS ARE AVAILABLE AT NO COST BY CALLING TOLL-FREE AT 800-872-4024, VIEWING ONLINE AT WWW.IPAIT.ORG, OR WRITING TO IPAIT IN CARE OF WB CAPITAL MANAGEMENT, AT 1415 28TH STREET, SUITE 200, WEST DES MOINES, IOWA 50266-1461.

YOUR VOTE IS IMPORTANT. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.

QUESTION AND ANSWER SUMMARY: ABOUT THE VOTE

WHAT IS BEING VOTED ON AT THE MEETING?

        As more fully described in this proxy statement, the Board of Trustees of IPAIT is asking participants to consider and vote on the following proposals:

1.	Election of three Trustees

2.	Ratification of the selection of KPMG LLP as IPAIT's auditors

3.	To amend the investment policy of the Diversified and DGO Portfolios to allow for investment in certificates of deposit through CDARS.

4.	To amend the investment policy of the Diversified and DGO Portfolios to allow for repurchase agreements structured as tri-party agreements with qualified custodians.

WHO CAN VOTE AT THE MEETING?

        The Board of Trustees has set July 27, 2009 as the record date for the Meeting. Only Participants at the close of business on the record date which have positive account balances in either the Diversified Portfolio and or the Direct Government Obligation Portfolio (the "Portfolios") will be entitled to receive notice of and to vote at the Meeting. Each Participant will be entitled to one vote per unit of beneficial ownership ("Unit") held in both Portfolios on each matter properly submitted for vote at the Meeting. Participants of both Portfolios vote together on the Election of Trustees and the ratification of the selection of KPMG LLP.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

        Quorum for the Meeting is based on the number Units outstanding held by Participants that are represented in person or by proxy. To have a quorum we need a majority of the Units of the combined Diversified Portfolio and the Direct Government Obligation Portfolio to be present, in person or by proxy.  Proxies received will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. The vote with respect to each proposal will be tabulated separately.

       If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to Unit holders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of participants represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

HOW TO VOTE?

        If an authorized representative of each Participant completes and properly signs the accompanying proxy card and return it to us, it will be voted as they direct, unless they later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Participants represented by a proxy will be voted FOR the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us or vote at the meeting, you will be treated as if you voted AGAINST a proposal.  If you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

        If you attend the Meeting, you may deliver your completed proxy card or vote in person. You may either mail the proxy card to us in the envelope provided or you fax the signed proxy card toll-free to us at

866-260-0246.

CAN THE VOTE BE CHANGED AFTER RETURN OF THE PROXY CARD?

       Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

       Any written notice of revocation sent to us must include the Participant's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

       Election of Trustees requires as to each Trustee, the affirmative vote of a plurality of the combined Units of the Direct Government Obligation Portfolio and the Diversified Portfolio voting at the meeting. This means that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. The nominees for this election are unopposed and are each incumbent.

       The ratification of the selection of KPMG LLP as IPAIT's auditors requires the affirmative vote of a majority of the combined outstanding Units of the

Portfolios voting at the meeting.

       Each change in the investment policy as to a portfolio requires the affirmative vote of a majority of the outstanding Units of the Portfolios voting at the meeting.

       Abstentions are counted in tabulations of the votes cast on proposals presented to participants. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposals.

PROPOSAL 1.

ELECTION OF TRUSTEES

       The Board is currently comprised of nine persons who are representative of the three types of Iowa public agencies that have historically participated in IPAIT - the Iowa League of Cities (ILC), the Iowa Association of

Municipal Utilities (IAMU), and the Iowa State Association of Counties (ISAC) (collectively the "Associations") with each group having three representatives.  The qualifications for the Trustees require that the person be an "official" and employee with an Iowa public agency. In the future, the Board will continue this structure in filling vacancies. To the extent that a vacancy occurs, the Board will seek and nominate persons to fill the vacancy with a person associated with the group meeting the qualifications for the vacancy. Each Trustee serves a three-year term and three Trustees are reappointed or elected each year (one from each group).

       Thomas Hanafan, Lynn Miller, and Wayne Northey are the three nominees for election as Trustees. Their terms each expire in 2009. If elected they will serve three years terms ending in 2012.

       Information about all Trustees, including the nominees is provided below. The year that the term for each Trustee will end is specified in the table. All three nominees and all other Trustees are non-interested and independent. Each of the nominees and the other Trustees listed below has consented to being named in this Proxy Statement and each of the three nominees has indicated a willingness to serve as a Trustee if elected. Unless otherwise instructed, the proxy holder will vote the proxies received for the election of the persons listed below. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the proxy holders reserve the right to select and substitute another person as a Trustee nominee.

Name	Address	Age	Position held with IPAIT	Term of Office	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen by Trustee	Outside Directorships
Richard Heidloff	206 S. Second Avenue Rock Rapids, IA 51246	64	Trustee	Term Ending 2011	Since 2006	Lyon County Treasurer	2	None
Thomas Hanafan	209 Pearl Street Council Bluffs, IA 51503	60	Trustee	Term Ending 2012	Since 1992	Council Bluffs Mayor	2	None
Donald Kerker	3205 Cedar Street Muscatine, IA 52761	58	Trustee	Term Ending 2011	Since 1999	Director, Finance & Administrative Services, Muscatine Power and Water	2	None
Dianne Kiefer	101 W. Fourth Street Ottumwa, IA 52501	59	Trustee, Chair	Term Ending 2010	Since 2000	Wapello County Treasurer, College Instructor, Buena Vista University	2	None
Wayne Northey	13750 240th Avenue Spirit Lake, IA 51360	75	Trustee	Term Ending 2012	Since 2007	Dickinson County Supervisor	2	None
Craig Hall	138 Jackson Street Brooklyn, IA 52211	57	Trustee, Vice Chair	Term Ending 2010	Since 2004	Manager, Brooklyn Municipal Utilities	2	None
Lynn Miller	One Utility Parkway P.O. Box 769 Cedar Falls, IA 50613	61	Trustee	Term Ending 2012	2009	Cedar Falls Utilities Director of Finance and Organizational Services, CFO	2	None
Jody Smith	P.O. Box 65320 West Des Moines, IA 50265	56	Trustee	Term Ending 2010	Since 1994	Director of Administrative Services/City Clerk, West Des Moines	2	None
Susan Vavroch	50 Second Avenue Bridge Cedar Rapids, IA 52401	50	Trustee, Second Vice Chair	Term Ending 2011	Since 2003	Cedar Rapids City Treasurer	2	None
Alan Kemp	317 Sixth Avenue, Ste 1400 Des Moines, IA 50309	48	IPAIT Assistant Secretary		Since 2007	Iowa League of Cities Executive Director
William Peterson	501 SW Seventh St, Ste Q Des Moines, IA 50309	58	IPAIT Treasurer		Since 1994	Iowa State Association of Counties Executive Director
Robert Haug	1735 NE 70th Avenue Ankeny, IA 50021	61	IPAIT Secretary		Since 1987	Iowa Association of Municipal Utilities Executive Director

          The Board of Trustees does not include any person who is deemed to be an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act").

          During the fiscal year ended June 30, 2009, the Company's Board of Trustees held four meetings. ALL INCUMBENT TRUSTEES OF THE IPAIT ATTENDED AT LEAST 75 PERCENT OF THE AGGREGATE OF (I) THE TOTAL NUMBER OF MEETINGS OF THE BOARD OF TRUSTEES (HELD DURING THE PERIOD FOR WHICH HE OR SHE WAS A TRUSTEE) AND (II) THE TOTAL NUMBER OF MEETINGS HELD BY ALL COMMITTEES OF THE BOARD ON WHICH HE OR SHE SERVED.

          The Board of Trustees has an Executive Committee comprised of the Chairman, the Vice Chairman, the Second Vice Chairman, the Treasurer, the Secretary and the Designated Financial Expert. In the fiscal year ending June 30, 2009, the Executive Committee met one time.

          There is no Audit Committee. The full Board of Trustees considers and approves the engagement of the independent auditors.

          There is no Nominating Committee, as the full Board of Trustees reviews and recommends candidates for election to fill vacancies on the Board of Trustees. The Board of Trustees will consider written recommendations from the Sponsoring Associations and directly from Participants for possible nominees.  Participants should submit their recommendations to the Secretary.

          As of the Record Date, none of the Trustees owned of record or beneficially any Units of either of IPAIT's Portfolios as none are legally permitted to invest in IPAIT. Only public agencies in the State of Iowa are permitted to participate in IPAIT.

          The Trustees receive no compensation for serving on the Board of Trustees, except reimbursement for mileage and lodging in attending meetings.  IPAIT has no pension or retirement plans for its Trustees.

          A Participant may nominate an individual for election to the Board of Trustees at the Special Meeting of Participants if the Participant: (1) is a Participant of record at the time of giving notice of its intent to nominate a candidate; (2) is a Participant of record at the time of the Special Meeting; (3) is entitled to vote at the Special Meeting; and (4) has given written notice of the nomination to the Secretary of the IPAIT no earlier than July 27, 2009 and no later than August 20, 2009. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Securities Exchange Act of 1934, as amended (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected). The notice must also contain the Participant's name and address as they appear on IPAIT books, the number of Units owned of record by such Participant and the "slot" for which the person in nominated for election.

PROPOSAL 2.

RATIFICATION OF SELECTION OF AUDITORS

          At the meeting of the Board of Trustees held on August 20, 2008, KPMG LLP was selected by the Trustees as the independent auditors for the 2008/2009 fiscal year. The Board of Trustees seeks your ratification of the selection of KPMG LLP as IPAIT's independent auditors for the fiscal year ending June 30, 2009.

          IPAIT has been advised by its independent accountants that they have no direct or material indirect financial interest in IPAIT. Representatives of KPMG LLP are not expected to be present at the Meeting but will be available by telephone to respond to any questions.

          Fees Paid to KPMG LLP by IPAIT (for the Fiscal Years ending June 30, 2009 and June 30, 2008).

2008	2009

Audit Fees.................................................................................................... $17,500	$18,000
Tax Fees........................................................................................................	$1,120	$1,155
Total Fees..................................................................................................... $18,620	$19,155

The Tax Fees included those specific charges billed by KPMG LLP and paid by IPAIT relating to the preparation and filing of all tax returns for IPAIT during the fiscal years indicated. KPMG LLP does not provide non-audit services to WB Capital.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICPANTS VOTE FOR RATIFICATION OF THE

SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF IPAIT.

BACKGROUND FOR PROPOSALS 3 and 4.

          Money market yields collapsed over the past year as the financial crisis led the Federal Reserve to flood the market with liquidity. Although the Treasury and the Federal Reserve have been aggressive in adjusting monetary policy and establishing programs to improve confidence and prevent bank failures, the crisis has resulted in significant and lasting changes in the money market landscape. Yields from the Diversified and DGO Portfolios are at historical lows near 0% as interest rates on certificates of deposit and repurchase agreements have dropped significantly, in some cases well under 1%. In the repurchase market other changes have made obtaining repurchase agreements more difficult. These market conditions have forced our investment adviser to review all possible investment arrangements to squeeze as much yield as possible.

           To address this it is proposed that the investment policies of both the Diversified and DGO Portfolios be amended to specifically permit the investment in bank certificates of deposit arranged through the CDARS program and to permit investment in repurchase agreements structured as tri-party agreements described below. In both cases, the Board of Trustees and WB Capital believe that additional yield to the Diversified and DGO Portfolios could be obtained. Management and legal counsel believe that the proposals are consistent with current Iowa law, but are not currently permitted by IPAIT’s investment policies.

PROPOSAL 3

TO AMEND THE INVESTMENT POLICY TO ALLOW

FOR INVESTMENT IN CDARS

In the last 18 months or so as the economy has declined, the availability of CDs earning reasonable interest has also significantly declined. Interest rates on CDs are well under 1% and where historically as many as 12 Iowa banks would bid on public funds in the FTA Program, this number has shrunk to just 3 in the last placement.

To attempt to address this, one option is to utilize the CDARS program. CDARS® is the Certificate of Deposit Account Registry Service®. It is an arrangement among banks that permits a lead bank to package CD’s from other banks with the highest yielding CDs and at the same time assures that the deposits are fully insured under the current FDIC coverage for each bank. The depositor’s contact and reports are all from the lead bank keeping the relationship local. Many Iowa banks participate in CDARS. At last report there were over 2000 banks participating nationally. IPAIT’s investment polcies were adopted prior to the existence of the CDARS program and as a result do not permit investment in CD’s through CDARTS. This proposal would amend the investment policy to permit such investments.

Until the fall of 2008, FDIC insurance was limited to $100,000 of deposits in any one bank. Under CDARS, by placing the deposits in multiple banks in the program, the lead bank can provide competitively higher interest rates while assuring FDIC coverage for the entire investment. In the fall of 2008, the FDIC insurance limits were increased to $250,000 through 2009 and this has been further extended until December 31, 2013. The higher FDIC coverage limit will permit placement of funds in a fewer number of banks, subject to the overall limits imposed by CDARS.

CDARS has limits on the amount of deposits that it can place from IPAIT. At the present time the maximum deposit for IPAIT in CDARS is $50,000,000 (roughly 9% of the current Diversified Portfolio). Based on currently available interest rates quoted through CDARS and total assets in the Diversified Portfolio, management believes that utilizing CDARS could boost overall portfolio yield in the Diversified Portfolio by roughly 5 basis points.

The Diversified and the Direct Government Obligation Portfolios each have the current ability invest in Certificates of Deposit. The investment policies state that:

Subject to the specific investment restrictions of the Portfolios described herein, assets of IPAIT will only be invested in securities specifically permitted for Participants under Iowa law, as it now or in the future may exist, including the following types of securities and instruments ("Permitted Investments"):

Certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to chapter 12C.

Chapter 12C of the Iowa Code limits political subdivisions to depositing public funds in Iowa financial institutions and which are covered by the FDIC insurance program. To specifically permit IPAIT participation in CDARS, management has proposed and the Board of Trustees has approved the amendment of the investment restriction to describe certificates of deposit as follows:

Certificates of deposit ("CDs") and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to chapter 12C or through the CDARS Program, pursuant to section 12B.10(7) and further provided that the lead bank for CDARS is a federally insured Iowa depository institution approved and secured pursuant to chapter 12C.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICPANTS VOTE FOR AMENDMENT OF THE INVESTMENT POLICY TO PERMIT INVESTMENTS THROUGH CDARS FOR THE DIVERSIFIED PORTFOLIO.

PROPOSAL 4.

TO AMEND THE INVESTMENT POLICY TO ALLOW

FOR TRI-PARTY REPURCHASE AGREEMENTS

          A repurchase agreement involves the sale of obligations of the United States government, its agencies and instrumentalities to IPAIT with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. The securities collateralizing the agreement are held in custody and are regularly verified by the IPAIT Custodian for the benefit of IPAIT and are maintained daily in an amount equal to at least 102 percent of the value of the repurchase agreement.

          Repurchase agreements are structured as either a two party transaction (a “deliver-out” or “deliverable repo”) with the custodian having responsibilities only to the buyer of the securities or as tri-party arrangement. In a tri-party repo, an independent custodian enters into a tripartite agreement with the two counterparties to the transaction. The third-party custodian assumes certain responsibilities with respect to safeguarding the interests of both counterparties and is involved in effecting the transfer of funds and securities between the two parties. In a deliver-out repo, the securities are actually delivered to the investor or its designated custodial agent who has no relationship with the repo seller.

          Under a tri-party repo transaction, a custodian takes the collateral into a separate account for IPAIT’s benefit (secure from creditors of the seller and of the custodian). Under a deliverable repo transaction, the broker’s custodian sends that collateral to IPAIT’s custodian. In both cases the collateral is segregated and available to IPAIT should the counterparty (or the custodian) fail.

          Over the past few years the tri-party repo has become the standard and most available repurchase agreement arrangement in the industry. This is because the cost of doing deliverable repos is higher than tri-party due to the highly manual nature of deliverable transactions and the potential for failed deliveries. This higher cost results in a lower yield. This evolution accelerated with the financial crisis as some large repo providers left the market entirely (i.e., Bear Stearns and Lehman), and other providers reduced the number of repos they were willing to carry. The number of reputable repo providers that WB Capital has relationships with has dwindled from seven to four, and the number of these willing to do the deliverable repo has declined from four to one. WB Capital has actively sought to increase the number of deliverable repo providers with little success. Use of tri-party repos should open up access to additional repo providers.

          IPAIT’s investment policy currently allows investments in repurchase agreements with an “authorized custodian.” Iowa Code Section 12B.10 permits political subdivisions to invest in “Repurchase agreements whose underlying collateral consists of the investments set out in paragraph "a" [obligations of the United States government, its agencies and instrumentalities] if the political subdivision takes delivery of the collateral either directly or through an authorized custodian.” As a result, Iowa law does not otherwise distinguish between a tri-party repo and a deliverable repo, but clearly requires that an authorized custodian hold the securities constituting the collateral.

          The approval of a repurchase agreement custodian shall be by written resolution of the Board of Trustees of the IPAIT Board of Trustees and will be approved according to Iowa Code Section 12B.10(5), 12B.10(C) and Chapter 12C.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICPANTS VOTE FOR AMENDMENT OF THE INVESTMENT POLICY TO ALLOW TRI-PARTY REPURCHASE AGREEMENTS.

ADDITIONAL INFORMATION

RECORD DATE AND NUMBER OF OUTSTANDING UNITS

The Board of Trustees of IPAIT has fixed the close of business on July 27, 2009 as the Record Date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Participants of record with positive account balances in the Portfolios at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On this record date, there were 479,296,985 and 48,964,469 Units of the outstanding of the Diversified Portfolio or the Direct Government Obligation Portfolio respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          As of the Record Date, all Trustees and Officers of IPAIT, as a group, owned no Units of the Diversified Portfolio and the Direct Government Obligation Portfolio of IPAIT and are not as a matter of law permitted to own any such Units.

          The following table sets forth information regarding beneficial ownership of the Units in the Diversified Portfolio and the Direct Government Obligation Portfolio by all Participants known to IPAIT to be the beneficial owner of five percent or more of the outstanding Units. Unless otherwise noted in the a footnote following the table, the information is provided as of July 27, 2009 and the persons as to whom information is given have sole voting and investment power over the Units beneficially owned.

DIVERSIFIED PORTFOLIO

NAME	# Units	%
City of Cedar Rapids	144,395,960	30%
City of West Des Moines	51,677,013	11%
City of Iowa City	27,614,315	6%

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

NAME	# Units	%
City of Cedar Rapids	48,947,077	99.96%

SOLICITATION OF PROXIES

          This solicitation is being made by mail on behalf of the Board of Trustees of IPAIT, but may also be made without additional remuneration by officers or employees of the Adviser by telephone, telegraph, facsimile transmission, electronic mail or personal interview. The expense of the printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting and any additional material relating to the Meeting, which may be furnished to Participants by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Administrator. To obtain the necessary representation of Participants at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone or interview by officers of IPAIT or employees of the Adviser. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

PARTICIPANT PROPOSALS FOR NEXT ANNUAL MEETING

          Annual meetings of Participants are not required to be held unless they are necessary under the 1940 Act. Therefore, although the Board of Trustees has determined to hold a special meeting this year IPAIT may not hold Participant meetings on an annual basis. A Participant proposal intended to be presented at any meeting hereafter called must be received at IPAIT's offices a reasonable time before IPAIT begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in IPAIT's proxy statement and form of proxy relating to such meeting. If a Participant fails to submit the proposal by such date, IPAIT will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be considered at that next annual meeting of Participants.

          Proposals should be sent to Robert Haug, IPAIT, Secretary, at 1735 NE 70th Avenue, Ankeny, Iowa 50021. The submission by a Participant of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Participant proposals are subject to certain regulations under the federal securities laws.

OTHER MATTERS

          The Board is not aware of any matters to come before the Meeting, other than the proposals specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the Participants should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

PROXY/VOTING INSTRUCTION CARD

SPECIAL MEETING August 26, 2009
THIS PROXY IS SOLICITED ON BEHALF OF IPAIT'S BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned, a participant of Iowa Public Agency Investment Trust ("IPAIT"), hereby appoints, Alan Kemp, Robert Haug and William Peterson and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, as a participant in IPAIT as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Participants to be held at the Glen Oaks Country Club, 1401 Glen Oaks Dr, West Des Moines, IA 50266 on August 26, 2009 at 8:30 am local time, and at any postponements or adjournments thereof.

THE VOTE OF THE PARTICIPANT REPRESENTED BY THIS PROXY/VOTING INSTRUCTION, WHEN

PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW, OR IF NO

DIRECTION IS MADE, WILL BE VOTED IN FAVOR OF All PROPOSALS AND EACH OF THE OTHER

ITEMS SET FORTH ON THE PROXY.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" ALL PROPOSALS.

Please mark boxes in ink. Sign, date and return this Proxy promptly, using the enclosed envelope or toll-free fax 866-260-0246.

PROPOSAL 1: The Election of Board of Trustees. To withhold authority to vote for any Trustee, strike out that name.

Terms Expiring 2009

Thomas Hanafan	Lynn Miller	Wayne Northey

☐ FOR the candidates listed (except those crossed out, if any)

☐ AGAINST the candidates listed

☐ ABSTAIN

PROPOSAL 2: Ratification of the Selection of KPMG LLP as IPAIT'S auditors.

☐ FOR
☐ AGAINST

☐ ABSTAIN

PROPOSAL 3: To amend the investment policy to allow for investment in CDARS.

☐ FOR
☐ AGAINST

☐ ABSTAIN

PROPOSAL 4: To amend the investment policy to allow for repurchase agreements structured as tri-party agreements with qualified custodians.

☐ FOR
☐ AGAINST

☐ ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Participants, dated August 26, 2009 and the Proxy Statement furnished therewith.

PARTICIPANT NAME	PORTFOLIO	# SHARES

IPAIT PARTICIPANT:	_____________________________________________________________

Signature of Authorized Official: _______________________________________________________

(Check with us to make sure you are authorized at 800-872-4024)

Printed Name: _____________________________________________________________________

Title of Authorized Official: ___________________________________________________________

Dated: ________________________

TO SAVE IPAIT ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND

RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE OR FAX TOLL-FREE TO

866-260-0246.